Exhibit 10.1

FIRST AMENDMENT TO CONTRACT OF PURCHASE AND SALE

THIS FIRST AMENDMENT TO CONTRACT OF PURCHASE AND SALE (the “Amendment”) is made and entered into as of February 2, 2005 (the “Effective Date”), by and among ARC CORPORATE REALTY TRUST, INC. (“Parent”), the affiliates of Parent listed on Schedule I to the Agreement (as such term is defined below) (collectively, “Sellers” and individually, a “Seller”), and HPI/NL INVESTORS LLC or its permitted assigns (“Buyer”). Parent, Buyer and each of the Sellers are sometimes referred to herein individually as a “Party” and collectively as the “Parties.” Capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Agreement.

The Parties entered into a Contract of Purchase and Sale dated December 20, 2004 (as amended by that certain letter agreement dated January 13, 2005 and that certain letter agreement dated January 19, 2005, the “Agreement”) providing for the purchase and sale of the Properties and certain related matters. The Parties now wish to amend the Agreement in certain respects as provided herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Properties. For all purposes of the Agreement, the defined term “Property” shall be deemed not to include the following properties generally described in Exhibit M to the Agreement as located in Charlotte, North Carolina: 209 Park Street, Belmont, NC; 2711 X-Ray Drive, Gastonia, NC; 214 N. Cleveland Avenue, Kings Mountain, NC; and 700 N. Main Street, Stanley, NC, all of which properties are leased to CaroMont Health System and which are referred to collectively in this Amendment as the “CaroMont Properties.” The CaroMont Properties shall be deemed excluded from Exhibit M to the Agreement and no Party shall have any obligation to any other Party with respect to the purchase and sale of the CaroMont Properties, provided that Purchaser shall continue to perform all of its obligations under Article IV of the Agreement with respect to the CaroMont Properties.

2. Fort Washington Interest. Parent acknowledges that Buyer has notified Parent in accordance with the Agreement that Buyer will not purchase the Fort Washington Interest. No Party shall have any obligation to any other Party with respect to the purchase and sale of the Fort Washington Interest, provided that Purchaser shall continue to perform all of its obligations under Article IV of the Agreement with respect to the Fort Washington Interest.

3. First Refusal Interests. No Party has any obligation to any other Party with respect to the purchase and sale of any First Refusal Interest, provided that Buyer shall continue to perform all of its obligations under Article IV of the Agreement, if any, with respect to the First Refusal Interests.

4. Right of First Refusal. Parent hereby affirms that any and all first refusal rights regarding the Properties as set forth on Exhibit 1 have been waived by the parties entitled to exercise such rights, with respect to the Purchase Price set forth in the Agreement.

5. UTI Property. Buyer shall have no obligation to pay and Parent shall have no right to receive any payment pursuant to Section 3.1(d)(i) of the Agreement, and such provisions shall be deemed to have been deleted from the Agreement.

6. Purchase Price. The total amount of the Purchase Price is Sixty-Five Million One Hundred Fifty-Eight Thousand Eight Hundred Twenty-Two and 00/100 Dollars ($65,158,822.00), which amount is subject to adjustment in accordance with the Agreement. The parties shall agree to revisions to Exhibit T to the Agreement, setting forth the allocations of the Purchase Price. The agreement of the Parties to this reduction in the Purchase Price is contingent on the persons to whom broker fees are payable executing and delivering an amendment to the agreement providing for payment of such fees which reduces the aggregate amount of such fees by Two Hundred Thousand Dollars ($200,000.00). If Buyer and Parent shall not have received the executed amendment by 5:00 p.m. Eastern time on Thursday, February 4, 2005, this Amendment shall be null and void and Buyer shall be deemed to have given timely notice of termination of the Agreement in accordance with Section 13.1(c)(i) (notwithstanding Section 7 of this Amendment.)

7. Due Diligence. Buyer acknowledges and agrees that Parent and Sellers have satisfied fully all of their obligations under Article IV of the Agreement and that the Due Diligence Period has expired without Buyer exercising its right to terminate the Agreement pursuant to Section 13.1(c)(i) of the Agreement.

8. Adjustments at the Closing. Section 6.3(f) of the Agreement is revised to read in its entirety as follows:

“(f) Buyer shall be entitled to a credit in the amount of One-Half Percent (0.5%) of the Purchase Price, as adjusted in accordance with this Agreement (and as reduced pursuant to the amendment of the brokerage agreement) for its payment of a portion of the brokerage fees payable with respect to the Transactions, such credit to be applied against amounts payable to the Sellers in proportion to the Purchase Price allocation set forth in Exhibit T.”

9. Assignment of Ownership Interests. With respect to each of the Properties listed on Exhibit 2 to this Amendment, the Seller of such Property shall transfer its ownership interest to a newly formed single purpose entity limited liability company or other legal entity mutually agreeable to Parent and Buyer and the conveyance contemplated by the Agreement shall be effectuated by the transfer to Buyer (and/or its nominee) of one hundred percent (100%) of the ownership interests in such entities. Such transfers shall satisfy all of the requirements of Section 6.6 of the Agreement.

10. Other. Other than to the extent that any of its provisions is expressly amended or superseded hereby, the Agreement remains in full force and effect in accordance with its terms. In the event of any conflict between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall control. This Amendment may be executed in counterparts by the Parties, which together shall have the full force and effect of a fully executed agreement among the Parties.

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IN WITNESS WHEREOF, Buyer, Parent and Sellers have executed this Amendment as of the day and year first above written.

BUYER:
HPI/NL INVESTORS LLC,
a Delaware limited liability company

HPI Capital, Inc.,
a Florida corporation
Member

By:	/s/ Michael Verruto
Michael Verruto, Vice President

PARENT:

ARC CORPORATE REALTY TRUST, INC.

By:	/s/ Robert J. Ambrosi
Robert J. Ambrosi, President

SELLERS:

MONTGOMERYVILLE 309 ASSOCIATES, L.P.,
a Pennsylvania limited partnership

Montgomeryville ACRT, LLC,
a Pennsylvania limited liability company
General Partner

BY:	/s/ Robert J. Ambrosi
Robert J. Ambrosi, President

NORCROSS G&I, INC.,
a Georgia corporation

BY:	/s/ Robert J. Ambrosi
Robert J. Ambrosi, President

TMD DEVELOPMENT, LLC,
a Kansas limited liability company

Overland Park G&I, Inc.,
a Kansas corporation
Member

	BY:	/s/ Robert J. Ambrosi
Robert J. Ambrosi, President

STANLEY MAIN, LLC, a North Carolina limited liability company

Charlotte-Caromont, LLC,
a North Carolina limited liability company
Managing Member

	BY:	/s/ Robert J. Ambrosi
Robert J. Ambrosi, Manager

GASTONIA-X-RAY, LLC,
a North Carolina limited liability company

Charlotte-Caromont, LLC,
a North Carolina limited liability company
Managing Member

	BY:	/s/ Robert J. Ambrosi
Robert J. Ambrosi, Manager

BELMONT-209 PARK, LLC,
a North Carolina limited liability company

Charlotte-Caromont, LLC,
a North Carolina limited liability company
Managing Member

	BY:	/s/ Robert J. Ambrosi
Robert J. Ambrosi, Manager

KING MOUNTAIN-CLEVELAND, LLC,
a North Carolina limited liability company

Charlotte-Caromont, LLC,
a North Carolina limited liability company
Managing Member

	BY:	/s/ Robert J. Ambrosi
Robert J. Ambrosi, Manager

REBOX DEVELOPMENT, LLC,
a Kansas limited liability company

Wichita G&I, Inc.,
a Kansas limited liability company
Member

	BY:	/s/ Robert J. Ambrosi
Robert J. Ambrosi, President

SACRAMENTO G&I, INC.,
a California corporation

BY:	/s/ Robert J. Ambrosi
Robert J. Ambrosi, President

LEVITTOWN-ARC, L.P.,
a Pennsylvania limited partnership

Levittown-ARC, LLC,
a Pennsylvania limited liability company
General Partner

ARC Corporate Realty Trust, Inc.®,
a Maryland corporation
Manager

		BY:	/s/ Robert J. Ambrosi
Robert J. Ambrosi, President

MARIETTA G&I, INC.,
a Georgia corporation

BY:	/s/ Robert J. Ambrosi
Robert J. Ambrosi, President

LILBURNE G&I, INC.,
a Georgia corporation

BY:	/s/ Robert J. Ambrosi
Robert J. Ambrosi, President

SAN ANTONIO G&I, L.P.,
a Texas limited partnership

San Antonio/GP, Inc.,
a Texas corporation
General Partner

	BY:	/s/ Robert J. Ambrosi
Robert J. Ambrosi, President

PLYMOUTH G&I, INC.,
an Indiana corporation

BY:	/s/ Robert J. Ambrosi
Robert J. Ambrosi, President

MEMWAL G&I, INC.,
a Tennessee corporation

BY:	/s/ Robert J. Ambrosi
Robert J. Ambrosi, President